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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                October 23, 2000


                               UNITEL VIDEO, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-8654                   23-1713238
(State or other jurisdiction        (Commission File          (I.R.S. Employer
      of incorporation)                  Number)             Identification No.)


555 West 57th Street, New York, New York                            10019
(Address of principal executive offices)                          (Zip Code)

                                  212-265-3600
              (Registrant's telephone number, including area code)

                                       N/A
                        -------------------------------
                        (Former name or former address,
                         if changed since last report)
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ITEM 5. OTHER EVENTS

         On October 23, 2000, Unitel Video, Inc. (the "Company") filed unaudited monthly operating reports for the months ended March 31 and April 30, 2000 with the United States Bankruptcy Court for the District of Delaware (the "Court"), in connection with the Company's and its domestic subsidiaries cases (the "Cases") under Chapter 11 of title 11 of the United States Code (Case No. 99-2979 (PJ)). The Company has included this report as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of business acquired:

                  Not applicable

         (b)      Pro forma financial information:

                  Not applicable

         (c)      Exhibits:

                  99.1: The Company's unaudited monthly operating report for the months ended March 31 and April 30, 2000, filed with the Court on October 23, 2000 in connection with the Cases

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                             UNITEL VIDEO, INC.




Date: November 14, 2000                      BY:  /s/ Brian Mittman
                                                  -------------------------
                                                  Brian Mittman
                                                  Vice President
                                                  Getzler & Co., Inc.
                                                     for Unitel Video, Inc.


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                                  EXHIBIT INDEX

               EXHIBIT                              DESCRIPTION                     SEQUENTIAL Page No.
               -------                              -----------                     -------------------

                 99.1                    The Company's unaudited monthly                      4
                                         report for the months ended March 31
                                         and April 30, 2000 filed with the Court
                                         on October 23, 2000 in connection with
                                         the Cases

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